UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2020

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 5, 2020, the stockholders of Packaging Corporation of America (“PCA”) approved the Amended and Restated 1999 Long-Term Equity Incentive Plan (the “Plan”). A description of the Plan was included in Item 3 of PCA’s Proxy Statement for the 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 20, 2020 (the “Proxy Statement”) under the caption “Summary of the Plan” and all sub captions thereunder. The full text of the Plan was attached as Appendix A to the Proxy Statement. Such summary and the text of the Plan are incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 5, 2020, Packaging Corporation of America held its 2020 Annual Meeting of Stockholders, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a) Election of Directors. Voting results are summarized as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Vote
Cheryl K. Beebe	79,858,553	1,390,157	39,037	4,577,836
Duane C. Farrington	81,080,131	156,221	51,395	4,577,836
Donna A. Harman	81,117,468	129,654	40,625	4,577,836
Mark W. Kowlzan	77,300,109	3,714,204	273,434	4,577,836
Robert C. Lyons	81,072,256	155,424	60,067	4,577,836
Thomas P. Maurer	81,057,317	166,493	63,937	4,577,836
Samuel M. Mencoff	77,102,938	4,137,862	46,947	4,577,836
Roger B. Porter	76,855,327	4,384,875	47,545	4,577,836
Thomas S. Souleles	79,854,374	1,383,870	49,503	4,577,836
Paul T. Stecko	79,985,816	1,247,678	54,253	4,577,836
James D. Woodrum	78,852,765	2,386,787	48,195	4,577,836

(b)     Ratification of Independent Registered Public Accounting Firm.    The audit committee’s appointment of KPMG LLP as PCA’s independent registered public accounting firm was ratified by the following vote: 85,760,212 votes for, 58,433 votes against, 46,938 abstentions.

(c)    Approval of PCA’s Amended and Restated 1999 Long-Term Equity Incentive Plan: 77,802,884 votes for, 3,374,893 votes against, 109,970 abstentions and 4,577,836 broker non-votes.

(d)    Approval of PCA’s Executive Compensation. 79,432,543votes for, 1,671,510 votes against, 183,694 abstentions and 4,577,836 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

10.1	Amended and Restated 1999 Long-Term Equity Incentive Plan*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Incorporated by reference to Appendix A to the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel & Secretary

Date: May 6, 2020